UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  August 25, 2000

                        GMACM Mortgage Loan Trust 2000-J2
                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
          GMACM Mortgage Pass-Through Certificates, Series 2000-J2 Trust



New York (governing law of           333-91561       52-2242916
Pooling and Servicing Agreement)     (Commission     52-2242917
(State or other                      File Number)    IRS EIN
jurisdiction
of Incorporation)



        c/o Wells Fargo Bank Minnesota, N.A.
        11000 Broken Land Parkway
        Columbia, MD                                             21044
        (Address of principal executive offices)              (Zip Code)





       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On August 25, 2000 a distribution was made to holders of GMACM Mortgage Loan Trust 2000-J2 RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. GMACM Mortgage Pass-Through Certificates, Series 2000-J2 Trust





  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description

             EX-99.1
                                  Monthly report distributed to holders of GMACM Mortgage Pass-Through Certificates, Series 2000-J2 Trust, relating to the August 25, 2000 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      GMACM Mortgage Loan Trust 2000-J2
                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
          GMACM Mortgage Pass-Through Certificates, Series 2000-J2 Trust

              By:   Wells Fargo Bank Minnesota, NA as Trustee
              By:   /s/ Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 09/07/2000





                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of GMACM Mortgage Pass-Through Certificates, Series 2000-J2 Trust, relating to the August 25, 2000 distribution.